EXHIBIT (a)(1)(vi)

                       INSTRUCTIONS REGARDING THE OFFER BY

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                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC

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         TO REPURCHASE UP TO 25% OF ITS ISSUED AND OUTSTANDING INTERESTS
                     AT NET ASSET VALUE IN EXCHANGE FOR CASH

          DO NOT COMPLETE THIS FORM IF YOU HAVE DECIDED NOT TO PRESENT
                         YOUR INTERESTS FOR REDEMPTION.

Please consult with your Financial Intermediary before completing this form.

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       PFPC TRUST COMPANY MUST RECEIVE YOUR INTERESTS FROM YOUR FINANCIAL
  INTERMEDIARY NO LATER THAN 12:00 MIDNIGHT EASTERN TIME ON JULY 31, 2005 (THE
         "EXPIRATION DATE"), UNLESS THE OFFER TO PURCHASE IS EXTENDED).

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The undersigned acknowledge(s) receipt of the Offer to Purchase, dated June 30,
2005 and the Letter of Transmittal in connection with the offer to Investors by ACP Strategic Opportunities Fund II, LLC (the "Fund"), a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company, to tender their interests for the repurchase of up to 25% of the Fund's shares of beneficial interests (the "Interests") issued and outstanding as of the Expiration Date. The undersigned hereby requests the purchase of the Interests designated below, in accordance with the terms and conditions of the Offer to Purchase and Letter of Transmittal, which together, as amended from time to time constitute the Repurchase Offer.

NUMBER OF INTERESTS TENDERED FOR PARTICIPATION IN REPURCHASE OFFER: _____

___________________________________      _______________________________________
NAME OF REGISTERED INVESTOR(S)           NAME OF REGISTERED INVESTOR(S)
(Please Type or Print)                   (Please Type or Print)

___________________________________      _______________________________________
AUTHORIZED SIGNATURE                     AUTHORIZED SIGNATURE

___________________________________      _______________________________________
TAXPAYER IDENTIFICATION OR               TAXPAYER IDENTIFICATION OR
SOCIAL SECURITY NUMBER                   SOCIAL SECURITY NUMBER

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DATE